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                                 JANUS ADVISER
                           International Equity Fund
                                Investor Shares
                                 Class I Shares

                       Supplement dated February 13, 2004
                      to Currently Effective Prospectuses

Effective May 1, 2004, International Equity Fund's (the "Fund") redemption fee on certain sales (including exchange sales) of the Fund's Investor Shares and Class I Shares will increase to 2.00% for shares purchased on or after that date that are held for three months or less.